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                                                                   EXHIBIT 10.10

                         SUBSCRIBER SERVICES AGREEMENT
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     1.   SERVICES.  The individual or entity specified on the Customer Profile
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("Subscriber") has requested and, pursuant to the terms and conditions of this
Subscriber Services Agreement ("Agreement"), Apollo Travel Services Partnership ("Apollo") will provide to Subscriber the Services specified on each Services Designator. This Agreement will apply to additional Services by agreement of the parties without the necessity of signing a contract amendment.

     2.   TERM.  This Agreement will commence on the above Contract Effective
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Date and will expire 12 months thereafter. Locations may not be added to this
Agreement without Apollo's prior written consent. The term of this Agreement for any approved added Location will commence on the first day of the month in which Services commence and expire 12 months thereafter. Notwithstanding anything to the contrary in this Agreement, provisions which by their nature and intent should survive its expiration or termination, including, but not limited to, those relating to confidentiality, liquidated damages, Software license restrictions, and risk of loss, shall so survive.

     3.   CHARGES; PRODUCTIVITY PROGRAM.  Subscriber will pay to Apollo all
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charges (plus taxes and other governmental assessments directly applicable to the provision of Services by Apollo) assessed by Apollo in accordance with this Agreement; provided, however, the Monthly Fixed Charges specified on each Services Designator are subject to the following productivity program:

          A. Commencing on the Contract Effective Date and continuing for 0 months ("Discount Months"), a 100% discount shall apply to Subscriber's Monthly Fixed Charges.

          B. Thereafter, each month Apollo will calculate Subscriber's average Monthly Fixed Charges during the prior 12 months ("Average Monthly Fixed Charge") and will multiply such Average Monthly Fixed Charge by [*]. The product thereof will equal Subscriber's booking target ("Target Bookings"); provided, however, in no event will the Target Bookings be less than [*].

          C. Each month Apollo will also calculate the monthly average number of Apollo Bookings made by Subscriber during the prior 12 months ("Average Bookings"). If Subscriber's Average Bookings meet or exceed its Target Bookings as calculated in accordance with paragraph B above, and Subscriber is meeting all of its obligations under the Agreement, Apollo will apply a 100% discount to Subscriber's Monthly Fixed Charges for the prior month. If Subscriber's Average Bookings are less than its Target Bookings, then Subscriber will pay Apollo a fee for the prior month equal to $[*] ("Shortfall Fee") multiplied by the difference between the Average Bookings and the Target Bookings.

          D. Where calculations are performed less than 12 months after the Contract Effective Date, they will be based on the months that have elapsed since the Contract Effective Date. The calculations hereunder will be based solely on Apollo's records.

By signing below, the parties acknowledge their acceptance of the terms and conditions of this Agreement and its attachments.

SUBSCRIBER:  PREVIEW TRAVEL ONLINE,   APOLLO TRAVEL SERVICES PARTNERSHIP
INC.

Signature: /s/ David Lambert          Signature:  /s/ Cindy Fay
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                                                 _______________________________

Printed Name: David Lambert           Printed Name: /s/ Cindy Fay
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Title: President                      Title: Contract Specialist Supervisor
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Date: September 25, 1997              Date:  September 30, 1997
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     [*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED
     SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.